Prepayment and other current assets, net	12 Months Ended
Dec. 31, 2023
Prepayment and other current assets, net
Prepayment and other current assets, net

6.Prepayment and other current assets, net

The following is a summary of prepayments and other current assets:

	December 31, 2022	December 31, 2023
	RMB	RMB
Deductible VAT	1,625	382
Deposits	7,984	6,592
Receivables due from third-party online payment platforms	1,197	640
Staff advances	1,336	1,111
Prepaid promotion expenses	40,295	—
Receivable from borrowers for the guarantee payment to commercial bank	14,857	18,218
Others	11,047	12,318
Less: provisions for prepayment and other current assets	(31,733)	(23,275)
Total prepayment and other current assets, net	46,608	15,986

The Group recognized provisions for prepayment and other current assets of RMB6,125, RMB9,035 and RMB3,360 in 2021, 2022 and 2023, respectively. The Group reversed provisions for prepayment and other current assets of nil, nil and RMB11,818 in 2021, 2022 and 2023, respectively.